UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

April 2, 2015
Date of Report (Date of earliest event reported)

STEWART INFORMATION SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-02658	74-1677330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1980 Post Oak Blvd. Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-625-8100

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Addenda to Employment Agreements with Certain Executive Officers

In April 2015, Stewart Information Services Corporation, a Delaware corporation (the “Company”), entered into an addenda effective January 1, 2015 (collectively, the “Addenda”) to the employment agreements with each of Matthew W. Morris, J. Allen Berryman, Glenn H. Clements, Jason R. Nadeau and Steven M. Lessack in their capacities as the Company’s Chief Executive Officer, Chief Financial Officer, Group President – Direct Operations, Group President – Mortgage and Title Services, and Group President – International Operations, respectively (collectively, the “Employment Agreements”). The purpose of each Addenda is to make adjustments, as applicable, to certain payments for 2015 provided for under the Employment Agreements, including annual salary, short term incentive payments, long term incentive payments and other bonus payments, which adjustments were approved by the Company’s Compensation Committee on or prior to March 31, 2015, as well as adjustments to amounts payable in the event of a change of control.

The foregoing description of the Addenda is qualified in its entirety by reference to the Addenda, copies of which are attached as Exhibits 10.1 through 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

10.1
Addendum, entered into as of April 2, 2015 and effective as of January 1, 2015, to Employment Agreement entered into as of October 1, 2012 and effective as of January 1, 2012, by and between Stewart Information Services Corporation and Joseph Allen Berryman.

10.2
Addendum, entered into as of April 6, 2015 and effective as of January 1, 2015, to Employment Agreement entered into as of October 16, 2012 and effective as of January 1, 2012, by and between Stewart Information Services Corporation and Glenn H. Clements.

10.3
Addendum, entered into as of April 6, 2015 and effective as of January 1, 2015, to Employment Agreement entered into as of October 1, 2012 and effective as of January 1, 2012, by and between Stewart Information Services Corporation and Steven M. Lessack.

10.4
Addendum, entered into as of April 6, 2015 and effective as of January 1, 2015, to Employment Agreement entered into as of October 1, 2012 and effective as of January 1, 2012, by and between Stewart Information Services Corporation and Matthew M. Morris.

10.5
Addendum, entered into as of April 6, 2015 and effective as of January 1, 2015, to Employment Agreement entered into as of October 12, 2012 and effective as of January 1, 2012, by and between Stewart Information Services Corporation and Jason R. Nadeau.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION

By:	/s/ J. Allen Berryman
J. Allen Berryman, Chief Financial Officer, Secretary, Treasurer and Principal Financial Officer

Date: April 8, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1
Addendum, entered into as of April 2, 2015 and effective as of January 1, 2015, to Employment Agreement entered into as of October 1, 2012 and effective as of January 1, 2012, by and between Stewart Information Services Corporation and Joseph Allen Berryman.

10.2
Addendum, entered into as of April 6, 2015 and effective as of January 1, 2015, to Employment Agreement entered into as of October 16, 2012 and effective as of January 1, 2012, by and between Stewart Information Services Corporation and Glenn H. Clements.

10.3
Addendum, entered into as of April 6, 2015 and effective as of January 1, 2015, to Employment Agreement entered into as of October 1, 2012 and effective as of January 1, 2012, by and between Stewart Information Services Corporation and Steven M. Lessack.

10.4
Addendum, entered into as of April 6, 2015 and effective as of January 1, 2015, to Employment Agreement entered into as of October 1, 2012 and effective as of January 1, 2012, by and between Stewart Information Services Corporation and Matthew M. Morris.

10.5
Addendum, entered into as of April 6, 2015 and effective as of January 1, 2015, to Employment Agreement entered into as of October 12, 2012 and effective as of January 1, 2012, by and between Stewart Information Services Corporation and Jason R. Nadeau.

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